UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                   March 10, 2004


                           HARRIS & HARRIS GROUP, INC.
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             (Exact name of registrant as specified in its charter)



             New York               0-11576                  13-3119827
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(State or other jurisdiction  (Commission File Number) (I.R.S. Employer
   of incorporation)                                   Identification No.)



                                111 West 57th Street
                              New York, New York  10019
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             (Address of principal executive offices and zip code)


   Registrant's telephone number, including area code: (212) 582-0900






 Item 7. Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.


                 Exhibit No.			Description

                   99.1			Press release dated March 10, 2004


Item 9.	Regulation FD Disclosure.

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

On March 10, 2004, Harris & Harris Group, Inc. issued a press release announcing its financial results for the period ending December 31, 2003. The text of the press release is included as an exhibit to this Form 8-K.
Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.


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SIGNATURES


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	March 11, 2004	          HARRIS & HARRIS GROUP, INC.



                                  By: /s/ Helene B. Shavin
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 			     	      Helene B. Shavin
				      Vice President and
                                      Controller

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                           EXHIBIT INDEX


Exhibit No.		Description

  99.1	                Press release dated March 10, 2004





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